EXHIBIT 10.4

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), dated as of December 13, 2004, made by Neoprobe Corporation, a Delaware corporation ("GRANTOR"), in favor of Biomedical Value Fund, L.P. ("BVF"), a Delaware limited partnership, Biomedical Offshore Value Fund, Ltd. ("BOVF" and together with "BVF," the "BV FUNDS"), an exempted company incorporated under the provisions of the Companies Law of the Cayman Islands, and DAVID C. BUPP ("BUPP" and together with BV Funds, each a "LENDER" and collectively, the "LENDERS").

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 13, 2004 ("PURCHASE AGREEMENT") among Grantor and Lenders, Grantor has issued to
(i) BVF an 8% Series A Convertible Promissory Note, due December 12, 2008, in the principal amount of $4,400,000, (ii) BVOF an 8% Series A Convertible Promissory Note, due December 12, 2008, in the principal amount of $3,600,000, and (iii) Bupp an 8% Series A Convertible Promissory Note, due December 12, 2008, in the principal amount of $100,000, (collectively, the "NOTES") and agreed to secure Grantor's obligations thereunder.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

                                   ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. Capitalized terms not otherwise defined herein shall have the respective meanings defined in the Purchase Agreement. The following terms when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "ADMINISTRATIVE AGENT" is defined in Section 7.1.

      "BANKRUPTCY CASE" is defined in Section 7.6.

      "BANKRUPTCY CODE" is defined in Section 7.6.

      "BV FUNDS" is defined in the preamble.

      "COLLATERAL" is defined in Section 2.1.

      "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, all peripheral devices and other related computer hardware now owned or hereafter acquired by the Grantor;


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            (b) all software  programs  (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith now owned or hereafter acquired by the Grantor;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c) above; and

            (e) all rights of the Grantor with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "COPYRIGHT COLLATERAL" means all copyrights and all semi-conductor chip product mask works of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Schedule III attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in Item B of Schedule III attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "EQUIPMENT" is defined in clause (a) of Section 2.1.

      "GRANTOR" is defined in the preamble.

      "INTELLECTUAL  PROPERTY  COLLATERAL"  means,  collectively,  the  Computer
Hardware  and  Software  Collateral,   the  Copyright  Collateral,   the  Patent
Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "INVENTORY" is defined in clause (b) of Section 2.1.

      "LENDER" is defined in the preamble.

      "LENDER REMEDIES" is defined in Section 7.6.

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      "LOAN DOCUMENTS" means the Purchase  Agreement and the Notes and all other agreements, instruments and documents evidencing or relating to the Secured Obligations.

      "OTHER LENDERS" is defined in Section 7.1.

      "PATENT COLLATERAL" means:

            (a)  all  letters  patent  and   applications   for  letters  patent
throughout the world of the Grantor, including all patent applications of the Grantor in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule I attached hereto;

            (b) all patent licenses in favor of the Grantor, including each patent license in favor of the Grantor referred to in Item B of Schedule I attached hereto;

            (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
(a) and (b) above; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right of the Grantor to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule I attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule I attached hereto, and all rights corresponding thereto throughout the world.

      "POSSESSORY COLLATERAL" is defined in Section 7.10.

      "RECEIVABLES" is defined in clause (c) of Section 2.1.

      "RELATED CONTRACTS" is defined in clause (c) of Section 2.1.

      "SECURED OBLIGATIONS" is defined in Section 2.2.

      "SECURITY AGREEMENT" is defined in the preamble.

      "TRADEMARK COLLATERAL" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of the Grantor (all of the foregoing items in this clause (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications of the Grantor in the United States Patent and Trademark Office or in any office or agency of the United States of America or any state thereof or any foreign country, including those referred to in Item A of Schedule II attached hereto;

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            (b) all Trademark  licenses in favor of the Grantor,  including each
Trademark license referred to in Item B of Schedule II attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) above;

            (d) all of the goodwill of the business of the Grantor connected with the use of, and symbolized by the items described in, clauses (a) and (b) above; and

            (e) all  proceeds of, and rights  associated  with,  the  foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license of the Grantor, including any Trademark, Trademark registration or Trademark license referred to in Item A or Item B of Schedule II attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "TRADE SECRETS COLLATERAL" means common law and statutory trade secrets and all other confidential or proprietary or useful information of the Grantor and all know-how obtained by the Grantor or used by the Grantor in the business of the Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule IV attached hereto, and including the right of the Grantor to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.

      SECTION 1.2. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or unless the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. Grantor hereby assigns and pledges to the Lenders and hereby grants to the Lenders a security interest in, all of the Grantor's right, title and interest in, to and under the following property, whether now or hereafter existing or acquired, to the extent such property is primarily used in connection with Grantor's business of manufacturing, marketing and selling Grantor's Quantix devices, neo2000 devices and any successor or similar devices the ("COLLATERAL"). The Collateral shall not include any inventory, equipment, accounts, goods, contract rights or intellectual property relating exclusively to Grantor's Lymphoseek, Activated Cellular Therapy, or RIGScan CR technologies:

            (a) all equipment in all of its forms of the Grantor, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "EQUIPMENT");

            (b) all inventory in all of its forms of the Grantor, wherever located, including

                  (i) all merchandise, goods and other personal property which are held for sale or lease, all raw materials and work in process therefor (including, without limitation, tobacco and tobacco related products), finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by the Grantor,

and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

            (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of the Grantor, including ownership rights of the inventory owned by the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

            (d) all Intellectual Property Collateral of the Grantor;

            (e) all books, records, writings, data bases, information and other property of the Grantor relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing in this Section 2.1;

            (f) all of the Grantor's other property and rights of every kind and description and interests therein; and

            (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b),
(c), (d), (e) and (f) above, proceeds deposited from time to time in any collateral account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

      SECTION 2.2. Security for Secured Obligations. This Security Agreement secures the prompt payment in full of all amounts payable by the Grantors under or in connection with the Notes and the Purchase Agreement whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "SECURED OBLIGATIONS").

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until the indefeasible payment in full in cash of all Secured Obligations, and

            (b) be binding upon each Grantor, its successors, transferees and assigns.

      SECTION 2.4. Release and Termination. Upon the indefeasible payment in cash in full of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Lenders will, at the Grantors' sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, such documents as the Grantors shall reasonably request to evidence such termination.

      SECTION 2.5. Security Interest Absolute. All rights of the Lenders and the security interests granted to the Lenders hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Notes;

            (b) the failure of any Lender or any holder of a Note;

                  (i) to assert any claim or demand or to enforce any right or remedy against the Grantor, or

                  (ii) to exercise any right or remedy against any guarantor of, or collateral securing, any Secured Obligation;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

            (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason (other than repayment in full of the Secured Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Note;

            (f) any addition, exchange, release, surrender, impairment or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Grantor, any other person or otherwise.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Grantor represents and warrants unto the Lenders as set forth in this Article.

            (a) Ownership, No Liens, etc. The Grantor owns the Collateral owed by it free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and Permitted Encumbrances. No effective financing statement or other similar instrument in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lenders relating to this Security Agreement and Permitted Encumbrances.

            (b) Possession and Control. The Grantor has exclusive possession and control of the Equipment and Inventory.

            (c) Validity, etc. The Liens intended to be created by this Security Agreement constitute valid first priority security interests in the Collateral securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

            (d) Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than U.C.C. filings) is required either

                  (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

                  (ii) for the perfection of or the exercise by the Lenders of their rights and remedies hereunder.

            (e) Compliance with Laws. The Grantor is in compliance in all material respects with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority.

            (f) Due Execution, Validity, Etc. The execution, delivery and performance by the Grantor of this Security Agreement does not contravene or result in a default under the Grantor's organic documents or contravene or result in a default under any material contractual restriction, lien or governmental regulation or court decree or order binding on the Grantor. This Security Agreement has been duly executed and delivered on behalf of the Grantor and constitutes the legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                                   ARTICLE IV

                               FURTHER ASSURANCES

      SECTION 4.1. Further Assurances, etc. Grantor agrees that, from time to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lenders may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Lenders to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will:

            (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, or as the Lenders may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby; and

            (b) furnish to the Lenders, from time to time at the Lenders' request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                   ARTICLE V

                                   THE LENDERS

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints the Administrative Agent, as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b)  to   receive,   endorse,   and  collect  any  drafts  or  other
instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lenders with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of the Grantor hereunder.

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Perform. If Grantor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor.

      SECTION 5.3. No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect the Lenders' interest in the Collateral and shall not impose any duty on the Administrative Agent to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, no Lender shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default (as defined in the Notes) shall have occurred and be continuing:

            (a) The Administrative Agent, on behalf of the Lenders, may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may:

                  (i) require Grantor to, and Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to the Administrative Agent and the Grantor; and

                  (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery (without assumption of any credit risk), and upon such other terms as the Administrative Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lenders pursuant to Section 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations in the following order:

                  (i) first, to payment of the expenses of such sale or other realization including reasonable compensation to the Administrative Agent and its counsel, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith or Section 6.2 hereof;

                  (ii) second, to the ratable payment of accrued but unpaid interest on the Notes;

                  (iii) third, to the ratable payment of unpaid principal of the Notes;

                  (iv) fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 6.2. Indemnity and Expenses.

            (a) The Grantor  agrees to  indemnify  the  Lenders,  including  the
Administrative Agent, and the Indemnified Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security
Agreement) in accordance with the provisions of Article 7 of the Purchase Agreement.

            (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel and of any experts, which the Lenders may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the Lenders hereunder, or

                  (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                           INTERCREDITOR ARRANGEMENTS

      SECTION 7.1. Administrative Agent. BVF as the "ADMINISTRATIVE AGENT" and the other Lenders (the "OTHER LENDERS") agree, (i) as to the certain rights and priorities of each with respect to the Secured Obligations and with respect to their respective liens upon and security interest in the Collateral and (ii) as to provide for the orderly sharing among the Lenders of the proceeds of such Collateral upon any foreclosure thereon or other disposition thereof, to the intercreditor arrangements set forth in this Article 7.

      SECTION 7.2. Payments Held in Trust/Turnover; Application of Payments.

            (a) All payments of principal, interest, fees and expenses after the issuance of the Notes, and proceeds of the Collateral shall be apportioned ratably among the Lenders.

            (b) In the event that any payment or distribution of assets of Grantor, whether in cash, property or securities, shall be received by a Lender in contravention of Section 7.2(a) such payment or distribution shall be held in trust for the benefit of and shall be paid over to or delivered to the other Lenders for application in accordance with the terms of Section 7.2(a).

      SECTION 7.3. Permitted Liens and Relative Priorities. As among the Lenders, and notwithstanding the terms (including the description of
Collateral), dating, execution, or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, attachment or perfection of any security interest or lien; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the U.C.C. or any other applicable law, and any provision of the U.C.C. or any other applicable law to the contrary, the Lenders agree that the Administrative Agent not individually, but on behalf of all of the Lenders, shall have a first priority security interest in and lien upon the Collateral.

      For purposes of the foregoing allocation of priorities, any claim of a right to a setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

      SECTION 7.4. No Alteration of Priority. The lien and security interest priorities provided in Section 7.3 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any of the Secured Obligations nor by any action or inaction which any Lender may take or fail to take in respect of the Collateral. Each Lender consents to Grantor's granting to each other Lender the liens and security interests reflected in Section 7.3 hereof.

      SECTION  7.5.  Nonavoidability  and  Perfection.  The  provisions  of this
Article 7 are intended solely to govern the respective priorities as among the Lenders. Each Lender agrees that it will not directly or indirectly take any action to contest or challenge the validity, legality, perfection, priority, availability, or enforceability of the liens of the other Lenders upon the Collateral or seek to have the same avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise. In the event that any Other Lender (either individually or together with others) breaches or causes to be breached the terms of the preceding sentence, resulting (directly or indirectly) in the avoidance or imperfection of the Administrative Agent's lien or security interest held on behalf of all of the Lenders in some or all of the Collateral, then the priority of the lien or security interest of the Lenders in any such affected Collateral shall continue to be governed by the terms of Section 7.3 hereof irrespective of the avoidance or imperfection of the Administrative Agent's lien or security interest held on behalf of all of the Lenders.

      SECTION 7.6. Management of Collateral. Notwithstanding anything to the contrary contained in the Purchase Agreement or any of the Notes (with respect to provisions addressing management of Collateral only):

            (a) Until the Secured Obligations have been paid in full and subject to the remaining provisions of this Article 7: (i) the Administrative Agent, on behalf of the Lenders, shall have the exclusive right to manage, perform, and enforce the terms of the Loan Documents with respect to the Collateral and to exercise and enforce all privileges and rights thereunder in its reasonable discretion and its exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims with respect to Collateral, take or retake control or possession of Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate Collateral; provided, however, that nothing in this Article 7 shall be construed as granting Administrative Agent any rights under this Agreement or the Notes which do not specifically relate to management of the Collateral (e.g., declaring an "Event of Default", or amending or waiving any term or provision of the Notes or this Agreement); (ii) none of the Other Lenders shall exercise or take any action in furtherance of the sale, foreclosure, realization upon, or the repossession or liquidation of any of the Collateral, including, without limitation: (A) the exercise of any remedies or rights of a "Secured Creditor" under Article 9 of the U.C.C., such as, without limitation, the notification of account debtors; (B) the exercise of any remedies or rights as a mortgagee or beneficiary (or by the trustee on behalf of the beneficiary), including, without limitation, the appointment of a receiver, or the commencement of any foreclosure proceedings or the exercise of any power of sale, including, without limitation, the placing of any advertisement for the sale of any Collateral; (C) the exercise of any remedies available to a judgment creditor; or (D) any other remedy available in respect of the Collateral available to such Secured Creditor under any of the Loan Documents (the "LENDER REMEDIES") with respect to Collateral; and (iii) any and all proceeds of Collateral which shall come into the possession, control, or custody of any Lender will be deemed to have been received for the account of the Administrative Agent, and shall be immediately paid over to the Administrative Agent for application in accordance with the provisions hereof. Each Other Lender waives any and all rights to affect the method or challenge the appropriateness of any action by the Administrative Agent with respect to the Collateral other than actions arising out of the gross negligence or willful misconduct of the Administrative Agent, and waives any claims or defenses they may have against the Administrative Agent, including any such claims or defenses based on any actions or omissions of the Administrative Agent in connection with the perfection, maintenance, enforcement, foreclosure, sale, liquidation or release of any lien or security interest therein, or any modification or waiver of the Loan Document other than those arising out of the gross negligence or willful misconduct of the Administrative Agent.

            (b) The  rights  and  priorities  set forth in this  Article 7 shall remain binding irrespective of the terms of any plan of reorganization in any proceeding commenced by or against Grantor under any provision of the United States Bankruptcy Code (11 U.S.C. ss. 101, et seq.), as amended, and any successor statute (the "BANKRUPTCY CODE") or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief, and all converted or succeeding cases in respect thereof (the "BANKRUPTCY CASE") or other provisions of the Bankruptcy Code or any similar federal or state statute.

      SECTION 7.7. Sale of Collateral. Until the Secured Obligations have been paid in full and subject to the consent of the BV Funds in accordance with the remaining provisions of this Section 7.7: (a) only the Administrative Agent on behalf of the Lenders shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Collateral; and (b) the Other Lenders will, immediately upon the request of the Administrative Agent, release or otherwise terminate their liens and security interests upon the Collateral, to the extent such Collateral is sold or otherwise disposed of by Grantor with the consent of the Administrative Agent, and the Other Lenders will immediately deliver such release documents as the Administrative Agent may require in connection therewith, provided, that the proceeds of any given sale shall be applied to the Secured Obligations of each Lender ratably and no such sale, transfer or other disposition shall be consented to by the Administrative Agent with respect to all or a substantial part of the Collateral without the consent of the BV Funds.

      SECTION 7.8. Sections 9-504 and 9-505 Notice and Waiver of Marshalling. Each Lender hereby acknowledges that this Security Agreement shall constitute notice of the other Lenders' respective interests in the Collateral as provided by Sections 9-504 and 9-505 (provided that if the Administrative Agent seeks to exercise any rights under Section 9-505, it shall provide the other Lenders with the notices required thereunder) of the U.C.C. and each of the Lenders waives any right to compel the other Lenders to marshal any of the Collateral or to seek payment from any particular assets of Grantor or from any third party.

      SECTION 7.9. Bankruptcy Issues.

            (a) Except as provided in this Section 7.9, this Article 7 shall continue in full force and effect after the commencement of a Bankruptcy Case and shall apply with full force and effect with respect to all Collateral acquired by Grantor, and to all Lenders' Secured Obligations incurred by Grantor, subsequent to such commencement to the extent consented to by the BV Funds.

            (b) If Grantor shall become subject to a Bankruptcy Case, and if the Administrative Agent shall desire to permit the use of cash collateral or to provide post-petition financing to Grantor, the Administrative Agent shall obtain the prior written consent of the BV Funds for such use of cash collateral or post-petition financing. No objection will be raised by the Other Lenders to the Administrative Agent's motion for relief from the automatic stay in any proceeding under the Bankruptcy Code to foreclose on and sell the Collateral.

            (c) In any Bankruptcy Case by or against Grantor,

                  (i) the Administrative Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the Lenders or otherwise), but shall have no obligation, to, (1) demand, sue for, collect and receive every payment or distribution in respect of the Secured Obligations and give acquittance therefor and (2) file claims and proofs of claim in respect of all of the Secured Obligations and take such other action (including, without limitation, voting all of the Secured Obligations or enforcing any security interest or other lien securing payment of all of the Secured Obligations) as the Administrative Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent and the Lenders; and

                  (ii) the Other Lenders will duly and promptly take such action as the Administrative Agent may reasonably request (1) to collect the Secured Obligations and to file appropriate claims or proofs of claim with respect thereto, (2) to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Secured
Obligations, and (3) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Secured Obligations for application to the Lenders in accordance with this Security Agreement.

      SECTION 7.10. Bailment. With respect to any Collateral in which a security interest may be perfected under the U.C.C. or other relevant law only by possession ("POSSESSORY COLLATERAL"), the Administrative Agent will act as pledgeholder for the Lenders until the payment in full in cash of the Secured Obligations. Each Other Lender acknowledges and agrees that: (i) the Administrative Agent makes no representation or warranty whatsoever as to the nature, extent, description, validity or priority of any Possessory Collateral or the security interests in or liens upon any Possessory Collateral; (ii) while any Possessory Collateral is held by the Administrative Agent, the Administrative Agent shall not have any liability to, and shall be held harmless by, the Other Lenders, for any losses, damages, claim, or liability of any kind to the extent arising out of the holding of such Possessory Collateral, other than losses, damages, claims, or liabilities arising out of the Administrative Agent's gross negligence or willful misconduct; (iii) the Administrative Agent need not act as a pledgeholder for the Other Lenders with respect to any Collateral in which a security interest may be perfected by means other than possession; (iv) the Other Lenders shall immediately deliver to the Administrative Agent any Possessory Collateral that is now or in the future comes into their possession to be held by the Administrative Agent pursuant to the terms hereof; and (v) the priority of the Lenders' security interests in and liens upon the Possessory Collateral shall be governed by the terms of this Security Agreement.

      SECTION 7.11. Authority of Agents/Trustees. Each of the Lenders agrees that any assignment or transfer of an interest in any of the Secured Obligations held by it shall be made expressly subject to the terms and conditions of this Security Agreement.

      SECTION 7.12. Additional Covenants. So long as any of the Secured Obligations shall remain outstanding, none of the Lenders will, without the prior written consent of the BV Funds: (a) (i) except as otherwise expressly permitted in this Security Agreement, cancel or otherwise discharge any Secured Obligations (except upon payment in full thereof as contemplated hereby), or
(ii) subordinate any Secured Obligations to any indebtedness of Grantor;

            (b) sell, assign, pledge, encumber or otherwise dispose of any Secured Obligations unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Article 7, provided that (i) such Lender provides the other Lenders with not less than 10 days prior written notice of any such sale, assignment, pledge, encumbrance or disposition and the identity and address and other notice information of the purchaser, assignee, pledgee, transferee or other beneficiary, and (ii) such purchaser, assignee, pledgee, transferee or other beneficiary executes and delivers to the other Lenders an agreement in form and substance reasonably satisfactory to the BV Funds agreeing to be bound by this Security Agreement and Article 7 hereof.

            (c) commence, or join with any creditor other than the other Lenders in commencing, any Bankruptcy Case.

      SECTION 7.13. Successor Administrative Agent. The Administrative Agent may resign and be discharged from all further duties and obligations hereunder by giving each of the Lenders 30-days prior written notice or such shorter notice period as may be agreed between the Administrative Agent and the BV Funds. In addition, the Administrative Agent may be removed at any time by the BV Funds. Upon the resignation or removal of the Administrative Agent, a successor Administrative Agent shall be elected by the BV Funds.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      SECTION 8.1. Purchase Agreement. This Security Agreement is executed pursuant to the Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 8.2. Amendments; etc. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by any party from the terms of any provision of this Note, may be made only in the manner provided in Section 11.4 of the Purchase Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 8.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and, if to the Grantor, mailed, telecopied or delivered to it, addressed to it at the address as set forth in the Purchase Agreement, if to any Lender, mailed, telecopied or delivered to it, addressed to it at the address of the Lender as specified in the Purchase Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed and sent return receipt requested with postage prepaid, shall be deemed given three business days after posting; any notice, if sent by prepaid overnight express shall be deemed delivered on the next business day; any notice, if transmitted by telecopier, shall be deemed given when sent, with confirmation of receipt; and any notice, if transmitted by hand, shall be deemed received when delivered.

      SECTION 8.4. Obligations of the Lenders. The obligations of each Lender shall be several and not joint and no Lender shall be liable or responsible for the acts or omissions of any other Lender.

      SECTION 8.5. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 8.6. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 8.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT, THE PURCHASE AGREEMENT AND THE DOCUMENTS DELIVERED PURSUANT THERETO CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 8.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER OR THE GRANTOR MAY BE BROUGHT AND MAINTAINED IN ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

      SECTION 8.9. Waiver of Jury Trial. THE LENDERS AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDERS OR THE GRANTOR. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE PURCHASE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT. IN NO EVENT SHALL ANY LENDER BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by as of the date first above written.


                                        NEOPROBE CORPORATION

                                  By:  /s/ Brent L. Larson
                                       -----------------------------------------
                                       Name:  Brent L. Larson
                                       Title: VP Finance / CFO

                                  BIOMEDICAL VALUE FUND, L.P.

                                  By:  GREAT POINT GP, LLC,
                                       its general partner


                                       By: /s/ David E. Kroin
                                          --------------------------------------
                                           Name:  David E. Kroin
                                           Title: Managing Director

                                  BIOMEDICAL OFF SHORE VALUE
                                  FUND, LTD.

                                  By:  GREAT POINT PARTNERS, LLC,
                                       its investment manager


                                       By: /s/ David E. Kroin
                                           -------------------------------------
                                           Name:  David E. Kroin
                                           Title: Managing Director


                                       /s/ David C. Bupp
                                       -----------------------------------------
                                       DAVID C. BUPP


                     [SIGNATURE PAGE TO SECURITY AGREEMENT]